      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 12, 1998
                                                     REGISTRATION NO. 333
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              YOUNG & RUBICAM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                      7311                                     13-1493710
     (State or other jurisdiction of               (Primary Standard Industrial                      (I.R.S. Employer
      incorporation or organization)               Classification Code Number)                    Identification Number)

                               285 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 210-3000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                          STEPHANIE W. ABRAMSON, ESQ.
                   Executive Vice President, General Counsel
                              Young & Rubicam Inc.
                               285 Madison Avenue
                            New York, New York 10017
                                 (212) 210-3000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                     PETER H. DARROW, ESQ.                                             MARK C. SMITH, ESQ.
              Cleary, Gottlieb, Steen & Hamilton                            Skadden, Arps, Slate, Meagher & Flom LLP
                       One Liberty Plaza                                                919 Third Avenue
                   New York, New York 10006                                         New York, New York 10022
                        (212) 225-2000                                                   (212) 735-3000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-46929

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                        CALCULATION OF REGISTRATION FEE

========================================================================================================
           TITLE OF EACH CLASS OF                    PROPOSED MAXIMUM                AMOUNT OF
         SECURITIES TO BE REGISTERED             AGGREGATE OFFERING PRICE         REGISTRATION FEE
--------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value................          $19,090,000                     $5,632
--------------------------------------------------------------------------------------------------------
Preferred Share Purchase Rights(1)...........
--------------------------------------------------------------------------------------------------------
Total........................................          $19,090,000                     $5,632
========================================================================================================

(1) Rights initially will trade together with the Common Stock. The value attributable to the Rights, if any, is reflected in the market price of the Common Stock.

================================================================================

                                EXPLANATORY NOTE

     This Registration Statement relates to the public offering of Common Stock contemplated by a registration statement on Form S-1, Registration No. 333-46929 (the "Prior Registration Statement"), and is filed solely to increase the dollar value of the shares of Common Stock to be offered in such offering by $19,090,000. The contents of the Prior Registration Statement, including all exhibits thereto, are hereby incorporated by reference.

                                    EXHIBITS

5.1 Opinion of Cleary, Gottlieb, Steen & Hamilton, counsel to the Registrant, as to the legality of the shares of Common Stock being registered.

23.1      Consent of Price Waterhouse LLP.

23.2 Consent of Cleary, Gottlieb, Steen & Hamilton (included in opinion filed as Exhibit 5.1).

24.1 Powers of Attorney (incorporated by reference from Exhibit 24.1 to the Prior Registration Statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 11, 1998.

                                          YOUNG & RUBICAM INC.

                                          By:   /s/ STEPHANIE W. ABRAMSON

                                            ------------------------------------
                                            Name: Stephanie W. Abramson
                                            Title: Executive Vice President and
                                               General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                       TITLE                         DATE
                   ---------                                       -----                         ----

                       *                                 Chairman of the Board and           May 11, 1998
------------------------------------------------          Chief Executive Officer
               Peter A. Georgescu                      (principal executive officer)

                       *                               Vice Chairman, Chief Financial        May 11, 1998
------------------------------------------------                  Officer
                Michael J. Dolan                                and Director
                                                       (principal financial officer)

                       *                               Senior Vice President, Finance        May 11, 1998
------------------------------------------------       (principal accounting officer)
                  Kevin Lavan

                       *                                  Chief Operating Officer            May 11, 1998
------------------------------------------------                and Director
                 Edward H. Vick

                       *                                  Executive Vice President           May 11, 1998
------------------------------------------------                and Director
              Thomas D. Bell, Jr.

                       *                                          Director                   May 11, 1998
------------------------------------------------
               F. Warren Hellman

                       *                                          Director                   May 11, 1998
------------------------------------------------
               Richard S. Bodman

                       *                                          Director                   May 11, 1998
------------------------------------------------
             Philip U. Hammarskjold

                       *                                          Director                   May 11, 1998
------------------------------------------------
                Alan D. Schwartz

                       *                                          Director                   May 11, 1998
------------------------------------------------
              John F. McGillicuddy

*By:   /s/ STEPHANIE W. ABRAMSON

     ---------------------------------
     Name: Stephanie W. Abramson
     Title: Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT                                                                 SEQUENTIALLY
NUMBER                            DESCRIPTION                           NUMBERED PAGE
-------                           -----------                           -------------
  5.1     Opinion of Cleary, Gottlieb, Steen & Hamilton, counsel to
          the Registrant, as to the legality of the shares of Common
          Stock being registered.

 23.1     Consent of Price Waterhouse LLP.

 23.2 Consent of Cleary, Gottlieb, Steen & Hamilton (included in opinion filed as Exhibit 5.1).

 24.1     Powers of Attorney (incorporated by reference from Exhibit
          24.1 to the Prior Registration Statement).